Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event [Text Block]
Note 21 – Subsequent Event (Unaudited)
Trace Acquisition
In April 2022, we completed the acquisition of 100 percent of Gemini Arklatex, LLC through which we acquired the gas gathering and related assets of Trace Midstream, located in the Haynesville Shale region (Trace Acquisition), for approximately $950 million funded with available sources of short-term liquidity, subject to working capital and post-closing adjustments. The purpose of the Trace Acquisition was to expand our footprint into the East Texas region of the Haynesville Shale region, increasing in-basin scale in one of the largest growth basins in the country, and to advance our clean energy strategy. The transaction closed on April 29, 2022. Due to the timing, the initial purchase price accounting for the transaction was not yet complete at the time of filing.